January 2013

* Forward-Looking Statements Certain statements in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Tengion believes that these statements are based upon reasonable assumptions within the bounds of its knowledge of its business and operations, there are a number of factors that may cause actual results to differ from these statements. For instance, there can be no assurance that: (i) the Company will be able to successfully enroll patients in its clinical trials, including its Phase 1 clinical trial for the Neo-Urinary Conduit; (ii) patients enrolled in the Company's clinical trials will not experience adverse events related to the Company's product candidates, which could delay clinical trials or cause the Company to terminate the development of a product candidate; (iii) the results of the clinical trial for the Neo-Urinary Conduit will support further development of that product candidate; (iv) the market opportunity data and physician and payer feedback for the Neo-Urinary Conduit derived from the report prepared by L.E.K. Consulting LLC accurately predict the potential commercial opportunity for the Neo-Urinary Conduit; (v) data from the Company's ongoing preclinical studies, including its proposed GLP program for the Neo-Kidney Augment, will continue to be supportive of advancing such preclinical product candidates; and (vi) the Company will be able to progress its product candidates that are undergoing preclinical testing, including the Neo-Kidney Augment, into clinical trials and that the Company will be successful in designing such clinical trials in a manner that supports the development of such product candidate; and (vii) the Company will be able enter into strategic partnerships on favorable terms, if at all, or obtain the capital it needs to develop its product candidates and continue its operations. For additional factors which could cause actual results to differ from expectations, reference is made to the reports filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The forward-looking statements in this presentation are made only as of the date hereof and the Company disclaims any intention or responsibility for updating predictions or expectations in this presentation.

* Investment Highlights Biotechnology company with unique technology platform for tissue and organ regeneration using a patient’s own cells Neo-Urinary Conduit™: Improve upon standard of care for bladder cancer patients requiring cystectomy Complete patient implants in 1Q 2013 for ongoing Phase 1 trial Neo-Kidney Augment™: Augment renal function and delay progression of kidney failure Initiate two clinical trials in CKD patients in 2013 File CTA in Sweden in 1Q 2013 File IND in US in 2Q 2013 Focus on key value-creating objectives and execution of clinical milestones

* Delivering Organ Regeneration for Patients

* Neo-Urinary Conduit

* Neo-Urinary Conduit: Large Market Opportunity Estimated Urinary Diversion Surgical Procedures in 2012 * 13,100 15,200 *L.E.K. and company estimates Number of procedures growing at ~3% per annum

* Standard-of-Care for Urinary Diversion Standard-of-Care Long surgical time (4–6 hours) Extended recovery time (weeks – months) Use of bowel creates absorption challenges and can lead to metabolic disorders

* Advantages of Neo-Urinary Conduit Neo-Urinary Conduit Advantages: Surgery shorter and less complex Improved recovery times and faster hospital discharges No evidence of typical post-operative co-morbidities found with current standard of care

* Neo-Urinary Conduit: Potential to Establish New Standard of Care for Cystectomy Designed to establish new standard of care for bladder cancer patients undergoing cystectomy (removal of bladder) Eliminates need for bowel resection and urine absorption-related metabolic disorders 70% of patients receiving current standard of care have co-morbidities Created using patient’s own cells Cells obtained from simple fat biopsy Cells grown and placed on biodegradable scaffold Implanted at time of cystectomy (removal of bladder) U.S. regulatory pathway: Biologics Licensing Application (BLA)

* Neo-Urinary Conduit Phase 1 Clinical Trial

* Neo-Urinary Conduit Phase 1 Trial Progress: Defining Translation and Regeneration Insights gained from 6 patients implanted to date: Surgical procedure for a NUC implantation activates urinary tissue regeneration in patients with bladder cancer Initial post-operative care for patency and durability of regenerated urinary tissue in patients with complex post-operative disease conditions Framework for defined surgical procedure and insights to post-op management Defined the procedure (n=3) Repeated definitive procedure (n=3) Demonstrated SOC for complex conditions (metastatic cancer and polymicrobial chronic UTI; n=2) Clinical evidence of functional urinary tissue regeneration (n=4)

* Positive Initial Payer Comments Payers believe a $40,000 price for Neo-Urinary Conduit is reasonable Incremental cost savings Reduction in surgery and hospitalization time Reduction in complications Quality of life improvements Limited incremental exposure per payer Older population likely covered by Medicare Other autologous therapies have comparable prices *Based on expected product profile

* Neo-Kidney Augment

* Neo-Kidney Augment: Robust Clinical Program Intended to prevent or delay dialysis and transplantation by increasing renal function in patients with advanced CKD Catalyze regeneration of functional renal tissue using a patient’s own kidney cells Robust preclinical data for neo-kidney augment with defined mechanisms of action in CKD Independent confirmation of results through external collaborations Efficient and scalable manufacturing process Designed for laparoscopic injection into diseased kidney Defined regulatory pathways: Biologics Licensing Application (FDA) and Advanced Therapy Medicinal Products (EU/MPA) Initiate two clinical trials in CKD patients in 2013 File CTA in Sweden in 1Q 2013 File IND in US in 2Q 2013

* Neo-Kidney Augment: Significant Market Opportunity

* Neo-Kidney Augment: Strong Body of Preclinical Data to Support IND Filing Significant effects in aggressive rodent models of diabetic kidney failure and CKD – results published in top-tier journals Diabetic kidney failure model Uncontrolled diabetic, obese, hypertensive rodent model of kidney failure Slowed kidney disease progression and improved survival at 1 year Renal mass reduction model Increased functional kidney mass, slowed progression, improved survival at 6 months Human regenerative cells in acute/chronic renal disease Demonstrated regeneration of functional kidney tissue using human renal cells Reversed kidney failure at 3 months Consistent observations in large animal model of CKD Effects seen as early as 7 weeks, with persistent effects reported at 9 months

* Efficient and Scalable Manufacturing Process

* Multiple Mechanisms of Action in CKD Implanted regenerative cells persist for at least 6 months Regeneration of functional renal tissue Regenerative and resident cells regenerate, replace and repair renal structures post-implantation Attenuation of inflammatory and fibrosis pathways Molecular evidence of key pathway reduction: TGFb >50% PAI-1 >50% Fibronectin 50%

* Neo-Kidney Augment: Near-Term Initiatives in Europe

* Neo-Kidney Augment: Near-Term Initiatives in U.S.

* Corporate

* Significant IP and Barriers to Entry Technology protected by issued patent protection plus recent applications pending 28 U.S. and 97 international patents and patent applications for regeneration of multiple organs and tissues Core patents cover composition, design and methods of manufacture* Two recent issued patents by U.S. Patent & Trademark Office in November 2012 Neo-Urinary Conduit: NOA received for patent to protect construct and cellular elements of the Neo-Urinary Conduit and use of novel technology in additional clinical applications Neo-Kidney Augment: NOA received for patent to protect selected population of regenerative renal cells, and various formulations of this selected cell population allowing for optimal formulation and delivery in clinical setting Platform also includes know-how, trade secrets and integrated capabilities for the discovery, development and manufacturing of multiple product candidates * Individual patents may cover multiple elements

* Financial Overview September 30, 2012 Cash and investments Long-term debt Adjusted net loss Shares outstanding * $1.4 M $4.5 M $13.0 M 2.5 M December 31, 2011 $15.3 M $5.0 M $19.1 M 2.4 M * Shares outstanding for all periods have been adjusted to reflect the reverse stock split of one-for-ten effective June 14, 2012. $15 million financing completed October 2012; with option to invest additional $20 million during 1H 2013 Celgene Corporation RA Capital Deerfield Management Bay City Capital

* Upcoming Clinical Milestones Milestone Expected Neo-Urinary Conduit Complete enrollment of Phase 1 clinical trial 1Q 13 Obtain 1-year data from Phase 1 clinical trial 1Q 14 Neo-Kidney Augment CTA filing in Sweden 1Q 13 IND filing in U.S. 2Q 13 Start Phase 1 clinical trials in CKD patients Sweden U.S. 2Q 13 4Q13

* Investment Highlights Biotechnology company with unique technology platform for tissue and organ regeneration using a patient’s own cells Neo-Urinary Conduit™: Improve upon standard of care for bladder cancer patients requiring cystectomy Complete patient implants in 1Q 2013 for ongoing Phase 1 trial Neo-Kidney Augment™: Augment renal function and delay progression of kidney failure Initiate two clinical trials in CKD patients in 2013 File CTA in Sweden in 1Q 2013 File IND in US in 2Q 2013 Focus on key value-creating objectives and execution of clinical milestones

January 2013